UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                   (Amending Form 8-K filed on July 15, 1998)

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report   (Date of earliest event reported):         June 30, 1998


                       APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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              (Address of principal executive officers) (Zip Code)


Registrant's telephone number, including area code:       561-366-4800



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Item 7.  Financial Statements and Exhibits.


     In a Report on Form 8-K filed July 15, 1998, the registrant reported that, pursuant to a Combination Agreement, effective as of May 15, 1998, between the registrant and Commstar Limited, a publicly traded company registered in Canada ("Commstar"), the Company and Commstar combined and Commstar became a wholly-owned subsidiary of the Company.


(b)  Pro forma financial information

     Pro forma financial information reflecting this transaction, although not required pursuant to Rule 11-01 of Regulation S-X under the Securities Exchange Act of 1934, has been included in the Registrant's quarterly report on Form 10-Q for the period ended June 30, 1998, filed with the commission on August 14, 1998 (Commission File Number:000-26020) and is incorporated herein by reference.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   APPLIED CELLULAR TECHNOLOGY, INC.
                                  (Registrant)

Date: September 23, 1998
                                       /s/ David A. Loppert
                                            Vice President